12d. Company is Dependent on Few Major Suppliers	12 Months Ended
Dec. 31, 2011
Notes to Financial Statements
12d. Company is Dependent on Few Major Suppliers
Note 18 - Company is Dependent on Few Major Suppliers

The Company is dependent on third-party vendors for all of its video content production and services. In 2011 and 2010, purchases from the Company's two largest vendors accounted for approximately 54% and 43% of direct operating costs, respectively. The Company is dependent on the ability of its vendors to provide services and content on a timely basis and on favorable pricing terms. The loss of certain suppliers could have a material adverse effect on the Company. The Company believes that its relationships with its suppliers are satisfactory.